SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

PAGE


[GRAPHIC OMITTED]

                 TEMPLETON EMERGING MARKETS INCOME FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the annual meeting of shareholders scheduled for Tuesday, February 16, 1999 at 10:00 a.m. (EST). They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN/registered trademark/ (1-800/342-5236).

                         TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

[GRAPHIC OMITTED]

                 TEMPLETON EMERGING MARKETS INCOME FUND, INC.

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Emerging Markets Income Fund, Inc. (the "Fund") will be held at 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, February 16, 1999 at 10:00 a.m. (EST).

During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending August 31, 1999; and

3. The transaction of any other business that may properly come before the Meeting.

                                        By order of the Board of Directors,


                                        Barbara J. Green,
                                        SECRETARY

January 11, 1999

MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.

                                 PROXY STATEMENT

/diamond/ INFORMATION ABOUT VOTING:

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on December 18, 1998 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January 11, 1999.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on three proposals:

   1. The election of six nominees to the position of Director;

   2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending August 31, 1999; and

   3. The transaction of any other business that may properly come before the Meeting.

   HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

   The Directors unanimously recommend that you vote:

   1. FOR the election of nominees;

   2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund; and

   3. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that legally may come before the Meeting (Proposal 3).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

/diamond/ THE PROPOSALS:

   PROPOSAL 1: ELECTION OF DIRECTORS

   HOW ARE NOMINEES SELECTED?

   The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   WHO ARE THE NOMINEES AND DIRECTORS?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors are expiring. Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Edith E. Holiday have been nominated for three-year terms, set to expire at the 2002 Annual Meeting of Shareholders. In addition, Constantine D. Tseretopoulos has been nominated for a three-year term, set to expire at the 2002 Annual Meeting of Shareholders and Frank J. Crothers has been nominated for a two-year term, set to expire at the 2001 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. With the exception of Messrs. Tseretopoulos and Crothers, all of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies in the Franklin Group of Funds/registered trademark/ and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds").

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a vice president of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the chairman of the Board and a vice president of the Fund, and Rupert H. Johnson, Jr., a vice president of the Fund. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Directors.

   Listed below, for each nominee and current Director, is a brief description of recent professional experience.

                                                                                          SHARES
                                                                                       BENEFICIALLY
                                                                                       OWNED IN THE
                                                                                         FRANKLIN
                                                                    FUND SHARES          TEMPLETON
                                                                OWNED BENEFICIALLY    GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION            AND % OF TOTAL      (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE              OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                  YEARS AND AGE               NOVEMBER 12, 1998   NOVEMBER 12, 1998
------------------------ ------------------------------------- -------------------- ------------------
   NOMINEES TO SERVE UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS:

   HARRIS J. ASHTON      Director, RBC Holdings, Inc.                    500**           1,105,180
   DIRECTOR SINCE 1993   (bank holding company) and Bar-S
                         Foods (meat packing company);
                         director or trustee, as the case may
                         be, of 49 of the investment
                         companies in the Franklin
                         Templeton Group of Funds; and
                         FORMERLY, President, Chief
                         Executive Officer and Chairman of
                         the Board, General Host
                         Corporation (nursery and craft
                         centers). Age 66.

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                     OWNED IN THE
                                                                                       FRANKLIN
                                                                  FUND SHARES          TEMPLETON
                                                              OWNED BENEFICIALLY    GROUP OF FUNDS
                                 PRINCIPAL OCCUPATION           AND % OF TOTAL      (INCLUDING THE
    NAME AND OFFICES               DURING PAST FIVE             OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                 YEARS AND AGE              NOVEMBER 12, 1998   NOVEMBER 12, 1998
------------------------ ----------------------------------- -------------------- ------------------
   NICHOLAS F. BRADY*    Chairman, Templeton Emerging                1,000**             45,169
   DIRECTOR SINCE 1993   Markets Investment Trust PLC,
                         Templeton Latin America
                         Investment Trust PLC, Darby
                         Overseas Investments, Ltd. and
                         Darby Emerging Markets
                         Investments LDC (investment
                         firms) (1994-present); Director,
                         Templeton Global Strategy Funds,
                         Amerada Hess Corporation
                         (exploration and refining of
                         natural gas), Christiana
                         Companies, Inc. (operating and
                         investment companies), and H.J.
                         Heinz Company (processed foods
                         and allied products); director
                         or trustee, as the case may be,
                         of 21 of the investment
                         companies in the Franklin
                         Templeton Group of Funds; and
                         FORMERLY, Secretary of the
                         United States Department of the
                         Treasury (1988-1993) and
                         Chairman of the Board, Dillon,
                         Read & Co., Inc. (investment
                         banking) prior to 1988. Age 68.

   S. JOSEPH FORTUNATO   Member of the law firm of Pitney,             100**            437,525
   DIRECTOR SINCE 1993   Hardin, Kipp & Szuch; director or
                         trustee, as the case may be, of 51
                         of the investment companies in
                         the Franklin Templeton Group of
                         Funds. Age 66.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED IN THE
                                                                                          FRANKLIN
                                                                     FUND SHARES          TEMPLETON
                                                                 OWNED BENEFICIALLY    GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION             AND % OF TOTAL      (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE               OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                   YEARS AND AGE               NOVEMBER 12, 1998   NOVEMBER 12, 1998
------------------------ -------------------------------------- -------------------- ------------------
   EDITH E. HOLIDAY      Director, Amerada Hess                          100**              4,978
   DIRECTOR SINCE 1996   Corporation (exploration and
                         refining of natural gas) and
                         Hercules Incorporated
                         (chemicals, fibers and resins)
                         (1993-present), Beverly
                         Enterprises, Inc. (health care)
                         (1995-present) and H.J. Heinz
                         Company (processed foods and
                         allied products) (1994-present);
                         director or trustee, as the case
                         may be, of 25 of the investment
                         companies in the Franklin
                         Templeton Group of Funds; and
                         FORMERLY, Chairman (1995-1997)
                         and Trustee (1993-1997),
                         National Child Research Center,
                         Assistant to the President of
                         the United States and Secretary
                         of the Cabinet (1990-1993),
                         General Counsel to the United
                         States Treasury Department
                         (1989-1990), and Counselor to
                         the Secretary and Assistant
                         Secretary for Public Affairs and
                         Public Liaison--United States
                         Treasury Department (1988-1989).
                         Age 46.

   CONSTANTINE D.        Physician, Lyford Cay Hospital                    0               81,989
   TSERETOPOULOS         (1987-present); director of various
                         nonprofit organizations;
                         director or trustee, as the case
                         may be, of 7 of the investment
                         companies in the Franklin
                         Templeton Group of Funds; and
                         FORMERLY, Cardiology Fellow,
                         University of Maryland
                         (1985-1987) and Internal
                         Medicine Intern, Greater
                         Baltimore Medical Center
                         (1982-1985). Age 44.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED IN THE
                                                                                          FRANKLIN
                                                                     FUND SHARES          TEMPLETON
                                                                 OWNED BENEFICIALLY    GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION             AND % OF TOTAL      (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE               OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                   YEARS AND AGE               NOVEMBER 12, 1998   NOVEMBER 12, 1998
------------------------ -------------------------------------- -------------------- ------------------
   NOMINEE TO SERVE UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:

   FRANK J. CROTHERS     Chairman, Atlantic Equipment &                   0                118,461
                         Power Ltd.; Vice Chairman,
                         Caribbean Utilities Co., Ltd.;
                         President, Provo Power
                         Corporation; director of various
                         other business and non-profit
                         organizations; and director or
                         trustee, as the case may be, of
                         7 of the investment companies in
                         the Franklin Templeton Group of
                         Funds. Age 54.

   DIRECTORS SERVING UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:

   HARMON E. BURNS*      Executive Vice President and                     0                891,622
   DIRECTOR SINCE        Director, Franklin Resources, Inc.,
   1993 AND VICE         Franklin Templeton Distributors,
   PRESIDENT SINCE 1996  Inc. and Franklin Templeton
                         Services, Inc.; Executive Vice
                         President, Franklin Advisers,
                         Inc.; Director,
                         Franklin/Templeton Investor
                         Services, Inc.; and officer
                         and/or director or trustee, as
                         the case may be, of most of the
                         other subsidiaries of Franklin
                         Resources, Inc. and of 53 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds. Age 53.

                                                                                                    SHARES
                                                                                                 BENEFICIALLY
                                                                                                 OWNED IN THE
                                                                                                   FRANKLIN
                                                                              FUND SHARES          TEMPLETON
                                                                          OWNED BENEFICIALLY    GROUP OF FUNDS
                                            PRINCIPAL OCCUPATION            AND % OF TOTAL      (INCLUDING THE
         NAME AND OFFICES                     DURING PAST FIVE              OUTSTANDING ON        FUND) AS OF
           WITH THE FUND                       YEARS AND AGE               NOVEMBER 12, 1998   NOVEMBER 12, 1998
---------------------------------- ------------------------------------- -------------------- ------------------
   ANDREW H. HINES, JR.            Consultant for the Triangle                    1,124**           40,954
   DIRECTOR SINCE 1993             Consulting Group; Executive-in-
                                   Residence of Eckerd College
                                   (1991-present); director or trustee,
                                   as the case may be, of 22 of the
                                   investment companies in the
                                   Franklin Templeton Group of
                                   Funds; and FORMERLY, Chairman
                                   and Director, Precise Power
                                   Corporation (1990-1997), Director,
                                   Checkers Drive-In Restaurant, Inc.
                                   (1994-1997), and Chairman of the
                                   Board and Chief Executive
                                   Officer, Florida Progress
                                   Corporation (holding company in
                                   the energy area) (1982-1990), and
                                   director of various of its
                                   subsidiaries. Age 75.

   CHARLES B. JOHNSON*             President, Chief Executive Officer             1,000**        1,795,726
   CHAIRMAN SINCE 1995             and Director, Franklin Resources,
   AND VICE PRESIDENT SINCE 1993   Inc.; Chairman of the Board and
                                   Director, Franklin Advisers, Inc.,
                                   Franklin Advisory Services, Inc.,
                                   Franklin Investment Advisory
                                   Services, Inc. and Franklin
                                   Templeton Distributors, Inc.;
                                   Director, Franklin/Templeton
                                   Investor Services, Inc. and
                                   Franklin Templeton Services, Inc.;
                                   officer and/or director or trustee,
                                   as the case may be, of most of the
                                   other subsidiaries of Franklin
                                   Resources, Inc. and of 50 of the
                                   investment companies in the
                                   Franklin Templeton Group of
                                   Funds. Age 65.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED IN THE
                                                                                          FRANKLIN
                                                                     FUND SHARES          TEMPLETON
                                                                 OWNED BENEFICIALLY    GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION             AND % OF TOTAL      (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE               OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                   YEARS AND AGE               NOVEMBER 12, 1998   NOVEMBER 12, 1998
------------------------ -------------------------------------- -------------------- ------------------
   DIRECTORS SERVING UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

   JOHN Wm. GALBRAITH    President, Galbraith Properties,               1,126**           1,838,341
   DIRECTOR SINCE 1995   Inc. (personal investment
                         company); Director Emeritus, Gulf
                         West Banks, Inc. (bank holding
                         company) (1995-present); director
                         or trustee, as the case may be, of
                         20 of the investment companies in
                         the Franklin Templeton Group of
                         Funds; and FORMERLY, Director,
                         Mercantile Bank (1991-1995), Vice
                         Chairman, Templeton, Galbraith &
                         Hansberger Ltd. (1986-1992), and
                         Chairman, Templeton Funds
                         Management, Inc. (1974-1991).
                         Age 77.

   BETTY P. KRAHMER      Director or trustee of various civic           1,618**            136,268
   DIRECTOR SINCE 1993   associations; director or trustee, as
                         the case may be, of 21 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds; and FORMERLY, Economic
                         Analyst, U.S. government. Age 69.

                                                                                         SHARES
                                                                                      BENEFICIALLY
                                                                                      OWNED IN THE
                                                                                        FRANKLIN
                                                                   FUND SHARES          TEMPLETON
                                                               OWNED BENEFICIALLY    GROUP OF FUNDS
                                 PRINCIPAL OCCUPATION            AND % OF TOTAL      (INCLUDING THE
    NAME AND OFFICES               DURING PAST FIVE              OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                  YEARS AND AGE              NOVEMBER 12, 1998   NOVEMBER 12, 1998
------------------------ ------------------------------------ -------------------- ------------------
   GORDON S. MACKLIN     Director, Fund American                      5,000**             373,061
   DIRECTOR SINCE 1993   Enterprises Holdings, Inc., Martek
                         Biosciences Corporation, MCI
                         WorldCom (information services),
                         MedImmune, Inc. (biotechnology),
                         Spacehab, Inc. (aerospace
                         services) and Real 3D
                         (software); director or trustee,
                         as the case may be, of 49 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds; and FORMERLY, Chairman,
                         White River Corporation
                         (financial services) and
                         Hambrecht and Quist Group
                         (investment banking), and
                         President, National Association
                         of Securities Dealers, Inc. Age
                         70.

                                                                                         SHARES
                                                                                      BENEFICIALLY
                                                                                      OWNED IN THE
                                                                                        FRANKLIN
                                                                   FUND SHARES          TEMPLETON
                                                               OWNED BENEFICIALLY    GROUP OF FUNDS
                                 PRINCIPAL OCCUPATION            AND % OF TOTAL      (INCLUDING THE
    NAME AND OFFICES               DURING PAST FIVE              OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                  YEARS AND AGE              NOVEMBER 12, 1998   NOVEMBER 12, 1998
------------------------ ------------------------------------ -------------------- ------------------
   FRED R. MILLSAPS      Manager of personal investments                 0               420,628
   DIRECTOR SINCE 1993   (1978-present); director of various
                         business and nonprofit
                         organizations; director or
                         trustee, as the case may be, of
                         22 of the investment companies
                         in the Franklin Templeton Group
                         of Funds; and FORMERLY, Chairman
                         and Chief Executive Officer,
                         Landmark Banking Corporation
                         (1969-1978), Financial Vice
                         President, Florida Power and
                         Light (1965-1969), and Vice
                         President, Federal Reserve Bank
                         of Atlanta (1958-1965). Age 69.

------------------------
* Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources, and Mr. Burns is an interested person due to his employment affiliation with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").
** Less than 1% of the outstanding shares of the Fund.

   HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Investment Counsel, Inc., the Fund's investment manager (the "Investment Manager"), through its Templeton Global Bond Managers division, and various other service providers. The Fund pays the Independent Directors an annual retainer of $2,000 and a fee of $400 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended August 31, 1998, there were five meetings of the Board, one meeting of the Audit Committee, and two meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The following table shows the compensation paid to Directors by the Fund and by the Franklin Templeton Group of Funds:

                                AGGREGATE          NUMBER OF BOARDS WITHIN THE       TOTAL COMPENSATION FROM
                              COMPENSATION         FRANKLIN TEMPLETON GROUP OF       THE FRANKLIN TEMPLETON
     NAME OF DIRECTOR        FROM THE FUND*     FUNDS ON WHICH DIRECTOR SERVES**        GROUP OF FUNDS***
-------------------------   ----------------   ----------------------------------   ------------------------
   Harris J. Ashton              $5,650                       49                             $361,157
   Nicholas F. Brady              5,650                       21                              140,975
   S. Joseph Fortunato            5,650                       51                              367,835
   John Wm. Galbraith             5,330                       20                              134,425
   Andrew H. Hines, Jr.           5,680                       22                              208,075
   Edith E. Holiday               5,650                       25                              211,400
   Betty P. Krahmer               5,650                       21                              141,075
   Gordon S. Macklin              5,650                       49                              361,157
   Fred R. Millsaps               5,680                       22                              210,075

------------------------
* Compensation received for the fiscal year ended August 31, 1998. During the period from September 1, 1997 through February 27, 1998, an annual retainer of $4,000 and fees at the rate of $350 per Board meeting attended were in effect.
** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.
*** For the calendar year ended December 31, 1998.

   The table above indicates the total fees paid to Directors by the Fund individually and all of the funds in the Franklin Templeton Group of Funds. These Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of

   Funds, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

        NAME AND OFFICES                      PRINCIPAL OCCUPATION
          WITH THE FUND                  DURING PAST FIVE YEARS AND AGE
--------------------------------   -----------------------------------------
   CHARLES B. JOHNSON              See Proposal 1, "Election of Directors."
   CHAIRMAN SINCE 1995 AND VICE
   PRESIDENT SINCE 1993

       NAME AND OFFICES                                PRINCIPAL OCCUPATION
         WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
------------------------------   ---------------------------------------------------------------
   GREGORY E. McGOWAN            Director and Executive Vice President, Templeton Investment
   PRESIDENT SINCE 1996          Counsel, Inc.; Executive Vice President--International
                                 Development and Chief International General Counsel,
                                 Templeton Worldwide, Inc.; Executive Vice President,
                                 Director and General Counsel, Templeton International, Inc.;
                                 Executive Vice President and Secretary, Templeton Global
                                 Advisors Limited; President of other Templeton Funds;
                                 officer of 4 of the investment companies in the Franklin
                                 Templeton Group of Funds; and FORMERLY, Senior Attorney,
                                 U.S. Securities and Exchange Commission. Age 49.

   SAMUEL J. FORESTER, JR.       Managing Director, Templeton Worldwide, Inc.; Vice
   VICE PRESIDENT SINCE 1996     President of 10 of the investment companies in the Franklin
                                 Templeton Group of Funds; Vice President and Director,
                                 Templeton Global Income Portfolio Ltd.; Director, Closed
                                 Joint-Stock Company Templeton and Templeton Trust Services
                                 Pvt. Ltd.; and FORMERLY, President, Templeton Global Bond
                                 Managers, a division of Templeton Investment Counsel, Inc.,
                                 Founder and Partner, Forester, Hairston Investment
                                 Management, Inc. (1989-1990), Managing Director (Mid-East
                                 Region), Merrill Lynch, Pierce, Fenner & Smith Inc.
                                 (1987-1988), and Advisor for Saudi Arabian Monetary Agency
                                 (1982-1987). Age 50.

   RUPERT H. JOHNSON, JR.        Executive Vice President and Director, Franklin Resources,
   VICE PRESIDENT SINCE 1996     Inc. and Franklin Templeton Distributors, Inc.; President and
                                 Director, Franklin Advisers, Inc.; Senior Vice President and
                                 Director, Franklin Advisory Services, Inc. and Franklin
                                 Investment Advisory Services, Inc.; Director, Franklin/
                                 Templeton Investor Services, Inc.; and officer and/or
                                 director or trustee, as the case may be, of most of the
                                 other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of
                                 Funds. Age 58.

       NAME AND OFFICES                                PRINCIPAL OCCUPATION
         WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
------------------------------   ---------------------------------------------------------------
   HARMON E. BURNS               See Proposal 1, "Election of Directors."
   DIRECTOR SINCE 1993 AND
   VICE PRESIDENT SINCE 1996

   CHARLES E. JOHNSON            Senior Vice President and Director, Franklin Resources, Inc.;
   VICE PRESIDENT SINCE 1996     Senior Vice President, Franklin Templeton Distributors, Inc.;
                                 President and Director, Templeton Worldwide, Inc.; Chairman
                                 and Director, Templeton Investment Counsel, Inc.; Vice
                                 President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
                                 Inc.; and officer and/or director or trustee, as the case
                                 may be, of 34 of the investment companies in the Franklin
                                 Templeton Group of Funds. Age 42.

   DEBORAH R. GATZEK             Senior Vice President and General Counsel, Franklin
   VICE PRESIDENT SINCE 1996     Resources, Inc.; Senior Vice President, Franklin Templeton
                                 Services, Inc. and Franklin Templeton Distributors, Inc.;
                                 Executive Vice President, Franklin Advisers, Inc.; Vice
                                 President, Franklin Advisory Services, Inc.; Vice President,
                                 Chief Legal Officer and Chief Operating Officer, Franklin
                                 Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of
                                 Funds. Age 50.

   MARK G. HOLOWESKO             President, Templeton Global Advisors Limited; Chief
   VICE PRESIDENT SINCE 1993     Investment Officer, Global Equity Group; Executive Vice
                                 President and Director, Templeton Worldwide, Inc.; officer of 21 of the investment companies in the Franklin Templeton
                                 Group of Funds; and FORMERLY, Investment Administrator,
                                 RoyWest Trust Corporation (Bahamas) Limited (1984-1985).
                                 Age 38.

   MARTIN L. FLANAGAN            Senior Vice President and Chief Financial Officer, Franklin
   VICE PRESIDENT SINCE 1993     Resources, Inc.; Executive Vice President and Director,
                                 Templeton Worldwide, Inc.; Executive Vice President, Chief
                                 Operating Officer and Director, Templeton Investment
                                 Counsel, Inc.; Executive Vice President and Chief Financial
                                 Officer, Franklin Advisers, Inc.; Chief Financial Officer,
                                 Franklin Advisory Services, Inc. and Franklin Investment
                                 Advisory Services, Inc.; President and Director, Franklin
                                 Templeton Services, Inc.; Senior Vice President and Chief
                                 Financial Officer, Franklin/Templeton Investor Services,
                                 Inc.; officer and/or director of some of the other
                                 subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds. Age 38.

       NAME AND OFFICES                                 PRINCIPAL OCCUPATION
         WITH THE FUND                             DURING PAST FIVE YEARS AND AGE
------------------------------   -----------------------------------------------------------------
   DOUGLAS R. LEMPEREUR          Managing Director, Global Corporate Development,
   VICE PRESIDENT SINCE 1993     Templeton Worldwide, Inc. and officer of 3 of the investment companies in the Franklin Templeton Group of Funds; and
                                 FORMERLY, Senior Vice President, Templeton Global Bond
                                 Managers, a division of Templeton Investment Counsel, Inc.,
                                 Vice President and Assistant Director of Research, Colonial
                                 Management Associates (1985-1988), Vice President and
                                 Director, Standish, Ayer & Wood (investment management firm)
                                 (1977-1985), and Securities Analyst, The First National Bank
                                 of Chicago (1974-1977). Age 49.

   JOHN R. KAY                   Vice President and Treasurer, Templeton Worldwide, Inc.;
   VICE PRESIDENT SINCE 1994     Assistant Vice President, Franklin Templeton Distributors,
                                 Inc.; officer of 25 of the investment companies in the
                                 Franklin Templeton Group of Funds; and FORMERLY, Vice
                                 President and Controller, Keystone Group, Inc. Age 58.

   ELIZABETH M. KNOBLOCK         General Counsel, Secretary and Senior Vice President,
   VICE PRESIDENT-COMPLIANCE     Templeton Investment Counsel, Inc.; Senior Vice President,
   SINCE 1996                    Templeton Global Investors, Inc.; officer of 21 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds; and FORMERLY, Vice President and Associate General
                                 Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant
                                 General Counsel, Gruntal & Co., Inc. (1988), Vice President
                                 and Associate General Counsel, Shearson Lehman Hutton Inc.
                                 (1988), Vice President and Assistant General Counsel, E.F.
                                 Hutton & Co. Inc. (1986-1988), and Special Counsel of the
                                 Division of Investment Management, U.S. Securities and
                                 Exchange Commission (1984-1986). Age 43.

   BARBARA J. GREEN              Senior Vice President, Templeton Worldwide, Inc. and
   SECRETARY SINCE 1996          Templeton Global Investors, Inc.; officer of 21 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds; and FORMERLY, Deputy Director of the Division of
                                 Investment Management, Executive Assistant and Senior
                                 Advisor to the Chairman, Counselor to the Chairman, Special
                                 Counsel and Attorney Fellow, U.S. Securities and Exchange
                                 Commission (1986-1995), Attorney, Rogers & Wells, and
                                 Judicial Clerk, U.S. District Court (District of
                                 Massachusetts). Age 51.

     NAME AND OFFICES                           PRINCIPAL OCCUPATION
      WITH THE FUND                        DURING PAST FIVE YEARS AND AGE
-------------------------   ------------------------------------------------------------
   JAMES R. BAIO            Certified Public Accountant; Treasurer, Franklin Mutual
   TREASURER SINCE 1994     Advisers, Inc.; Senior Vice President, Templeton Worldwide,
                            Inc., Templeton Global Investors, Inc. and Templeton Funds
                            Trust Company; officer of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior
                            Tax Manager, Ernst & Young (certified public accountants)
                            (1977-1989). Age 44.

   PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP has been the auditors of the Fund since its inception in 1993, and has examined and reported on the fiscal year-end financial statements, dated August 31, 1998, and certain related U.S. Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Fund.

   Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   PROPOSAL 3: OTHER BUSINESS

   The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

/diamond/ INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Investment Counsel, Inc., a Florida corporation with offices at Broward Financial Centre, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394-3091, through its Templeton Global Bond Managers division. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly-owned subsidiary of Resources.

   THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services") with offices at 777 Mariners Island Blvd., San Mateo, California 94403-7777. FT Services is an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

   THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.

   THE SHAREHOLDER SERVICING AGENT. The shareholder servicing agent for the Fund is PaineWebber Inc. ("PaineWebber"), 1285 Avenue of the Americas, 12th Floor, New York, New York 10019, an affiliate of the initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement, PaineWebber provides certain services to the Fund including statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors.

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Fund's Directors, Officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established, and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended August 31, 1998. To the best of the Fund's knowledge, all of these filing requirements were met.

   OTHER MATTERS. The Fund's last audited financial statements and annual report, dated August 31, 1998, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN/registered trademark/ or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   As of December 18, 1998, the Fund had 47,605,757 shares outstanding and total net assets of $531,266,621. The Fund's shares are listed on the NYSE (symbol:
   TEI). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of November 12, 1998, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of November 12, 1998, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

/diamond/ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from Shareholder Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, and 3.

   SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the meetings of shareholders of Templeton Global Income Fund, Inc., Templeton Global Governments Income Trust, Templeton China World Fund, Inc., and Templeton Emerging Markets Fund, Inc. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in February, 2000. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091, no later than September 14, 1999 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2000 annual meeting of shareholders without including the proposal in the Fund's proxy statement must notify the Fund, at the Fund's offices, of such proposal by November 28, 1999. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2000 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

                                      By order of the Board of Directors,


                                      Barbara J. Green,
                                      SECRETARY

January 11, 1999

PAGE


                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 16, 1999

         The undersigned hereby appoints BARBARA J. GREEN, JAMES R. BAIO and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging Markets Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 10:00 a.m., EST, on the 16th day of February 1999, including any adjournment thereof, upon matters set forth below and revokes all previous proxies for his shares.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 3.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                Please mark your ballot as
                                                indicated in this example [  ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.

Proposal 1 - Election of Directors.


     FOR all nominees               WITHHOLD          Nominees:  Harris J. Ashton, Nicholas F. Brady, Frank J.
    listed (except as              AUTHORITY          Crothers, S. Joseph Fortunato, Edith E. Holiday and
   marked to the right)         to vote for all       Constantine D. Tseretopoulos.
                                nominees listed

        [   ]                      [  ]               To withhold authority to
                                                      vote for any individual
                                                      nominee, write that
                                                      nominee's name on the line
                                                      below.

                                                      ------------------------------------------------------------


Proposal 2 - Ratification of the selection of McGladrey & Pullen, LLP as independent auditors for the Fund for the fiscal year ending August 31, 1999.

                        FOR               AGAINST             ABSTAIN
                        [ ]                 [  ]                [  ]


Proposal 3 - In their discretion, the Proxyholders are authorized to vote upon such other matters that may legally come before the Meeting or any adjournments thereof.

                       FOR               AGAINST             ABSTAIN
                       [ ]                 [ ]                 [ ]



I PLAN TO ATTEND THE MEETING.                 YES      NO
                                              [ ]      [ ]


SIGNATURE(S):                                             DATED         , 1999
             --------------------------------------------      ---------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE